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EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

         We hereby  consent  to the  reference  to our firm  under  the  caption
"Experts" and to the use of our report dated September 22, 2003 in the registration statement on Form SB-2 of BIB Holdings, Ltd. submitted to the Securities and Exchange Commission on February 9, 2004.




/s/ Chavez & Koch, CPA's

February 9, 2004
Henderson, NV